UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number   811-06071

DWS Institutional Funds
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
 (Name and Address of Agent for Service)

Date of fiscal year end:	6/30

Date of reporting period:	12/31/2010

ITEM 1.	REPORT TO STOCKHOLDERS

DECEMBER 31, 2010 Semiannual Report to Shareholders

DWS Enhanced Commodity Strategy Fund

Contents
4 Performance Summary
7 Information About Your Fund's Expenses
9 Consolidated Portfolio Summary
11 Consolidated Investment Portfolio
21 Consolidated Statement of Assets and Liabilities
23 Consolidated Statement of Operations
24 Consolidated Statement of Changes in Net Assets
25 Consolidated Financial Highlights
31 Notes to Consolidated Financial Statements
44 Investment Management Agreement Approval
49 Summary of Management Fee Evaluation by Independent Fee Consultant
53 Account Management Resources
54 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund invests in commodity-linked derivatives which may subject the fund to special risks. Market price movements or regulatory and economic changes will have a significant impact on the fund's performance. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. A counterparty with whom the fund does business may decline in financial health and become unable to honor its commitments, which could cause losses for the fund. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2010
Average Annual Total Returns as of 12/31/10
Unadjusted for Sales Charge	6-Month‡	1-Year	3-Year	5-Year	Life of Fund*
Class A	26.74%	18.80%	-6.53%	2.26%	4.60%
Class B	26.48%	18.02%	-7.17%	1.52%	3.85%
Class C	26.17%	17.73%	-7.24%	1.47%	3.80%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	19.46%	11.97%	-8.36%	1.06%	3.55%
Class B (max 4.00% CDSC)	22.48%	15.02%	-7.37%	1.45%	3.79%
Class C (max 1.00% CDSC)	25.17%	17.73%	-7.24%	1.47%	3.80%
No Sales Charges
Class S	26.80%	18.92%	-6.37%	2.44%	4.78%
Institutional Class	27.09%	19.51%	-6.22%	2.56%	4.89%
Dow Jones UBS Commodity Index+	29.14%	16.67%	-4.24%	-1.04%	0.60%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2010 are 1.67%, 2.49%, 2.45%, 1.41% and 1.22% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns, unlike Fund returns, do not reflect the expenses of managing a fund. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Enhanced Commodity Strategy Fund — Class A [] Dow Jones UBS Commodity Index+

Years ended December 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on February 14, 2005. Index returns began on February 28, 2005.

+ The Dow Jones-UBS Commodity Index tracks a diversified group of commodities comprised of futures contracts on 19 physical commodities traded on both US and London exchanges. No single commodity may constitute less than 2% or more than 15% of the index as of the annual reweighting of the components.

The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates.
Net Asset Value
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 12/31/10	$4.36	$4.06	$4.05	$4.40	$4.41
6/30/10	$3.44	$3.21	$3.21	$3.47	$3.47

Lipper Rankings — Commodities Funds Category as of 12/31/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	40	of	109	37
3-Year	30	of	58	51
5-Year	8	of	23	34
Class B 1-Year	41	of	109	38
3-Year	31	of	58	53
5-Year	11	of	23	46
Class C 1-Year	42	of	109	39
3-Year	32	of	58	55
5-Year	12	of	23	50
Class S 1-Year	39	of	109	36
3-Year	28	of	58	48
5-Year	7	of	23	30
Institutional Class 1-Year	36	of	109	33
3-Year	27	of	58	46
5-Year	6	of	23	25

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class B; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2010 to December 31, 2010).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2010
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class	Class M*
Beginning Account Value 7/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/10	$1,267.40	$1,264.80	$1,261.70	$1,268.00	$1,270.90	$1,232.50
Expenses Paid per $1,000**	$8.74	$13.42	$13.28	$7.32	$6.58	$5.41
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class	Class M
Beginning Account Value 7/1/10	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/10	$1,017.49	$1,013.31	$1,013.51	$1.018.75	$1,019.41	$1,018.57
Expenses Paid per $1,000**	$7.78	$11.93	$11.83	$6.51	$5.85	$6.70

* For the period from August 20, 2010 (commencement of operations) to December 31, 2010.

** Expenses (hypothetical expenses if Class M had been in existence from June 30, 2010) are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class	Class M
DWS Enhanced Commodity Strategy Fund	1.53%	2.35%	2.33%	1.28%	1.15%	1.32%

For more information, please refer to the Fund's prospectus.

Consolidated Portfolio Summary

The Fund invests in commodity-linked derivative instruments backed by a portfolio of fixed-income instruments.
Fixed-Income Investments Asset Allocation (As a % of Net Assets)	12/31/10	6/30/10

Government & Agency Obligations	57%	61%
Corporate Bonds	20%	25%
Cash Equivalents and Other Assets and Liabilities, net	8%	4%
Collateralized Mortgage Obligations	7%	3%
Asset-Backed	4%	5%
Loan Participations and Assignments	1%	—
Commercial Mortgage-Backed Securities	1%	—
Exchange-Traded Fund	1%	2%
Municipal Bonds and Notes	1%	—
	100%	100%

Quality (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/10	6/30/10

US Government and Agencies	52%	43%
AAA	16%	17%
AA	7%	6%
A	10%	11%
BBB	14%	20%
BB	—	1%
B	—	1%
Not Rated	1%	1%
	100%	100%

Interest Rate Sensitivity	12/31/10	6/30/10

Effective Maturity	3.6 years	1.8 years
Effective Duration	1.1 years	1.3 years

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Asset allocation and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ( S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.
Commodity-Linked Investments Commodity Sector Allocation (As a % of Total Commodity Exposure from Commodity-Linked Derivative Instruments and SPDR Gold Trust)	12/31/10	6/30/10

Agriculture	35%	30%
Energy	29%	33%
Industrial	21%	26%
Precious Metals	9%	4%
Livestock	6%	7%
	100%	100%

Commodity sector allocation is subject to change.

For more complete details about the Fund's consolidated investment portfolio, see page 11. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete consolidated portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Consolidated Investment Portfolio

as of December 31, 2010 (Unaudited)
	Principal Amount ($)	Value ($)

Corporate Bonds 20.3%
Consumer Discretionary 0.2%
NBC Universal, Inc., 144A, 3.65%, 4/30/2015	2,000,000	2,051,390
Consumer Staples 0.7%
Anheuser-Busch InBev Worldwide, Inc., 3.0%, 10/15/2012	3,000,000	3,095,436
Wm. Wrigley Jr. Co., 144A, 1.678%**, 6/28/2011	3,000,000	3,001,383
		6,096,819
Energy 2.5%
Canadian Natural Resources Ltd., 5.15%, 2/1/2013	3,000,000	3,233,118
Energy Transfer Partners LP, 6.0%, 7/1/2013	3,000,000	3,265,962
Enterprise Products Operating LLC, 4.6%, 8/1/2012	3,000,000	3,148,611
Occidental Petroleum Corp., 2.5%, 2/1/2016	4,730,000	4,716,633
Plains All American Pipeline LP, 4.25%, 9/1/2012	3,000,000	3,128,388
TransCanada PipeLines Ltd., 3.4%, 6/1/2015	740,000	768,832
Transocean Ltd., 4.95%, 11/15/2015	2,560,000	2,645,663
		20,907,207
Financials 12.0%
American International Group, Inc., Series MP, 0.404%**, 3/20/2012	3,000,000	2,929,374
Anglo American Capital PLC:
144A, 2.15%, 9/27/2013	1,690,000	1,704,531
144A, 9.375%, 4/8/2014	2,000,000	2,407,948
Banco Santander Chile, 144A, 2.875%, 11/13/2012	1,000,000	1,004,787
Bank of Scotland PLC, 5.5%, 6/15/2012	3,000,000	3,127,320
Barclays PLC:
144A, 2.5%, 9/21/2015	3,245,000	3,127,366
5.45%, 9/12/2012	3,000,000	3,215,019
Berkshire Hathaway Finance Corp.:
4.6%, 5/15/2013	915,000	984,212
5.125%, 9/15/2012	3,550,000	3,802,703
BNP Paribas:
0.69%**, 4/8/2013	3,000,000	2,973,933
144A, 2.2%, 11/2/2015	4,000,000	3,830,880
Caterpillar Financial Services Corp.:
1.55%, 12/20/2013	2,020,000	2,021,913
Series F, 6.2%, 9/30/2013	1,970,000	2,211,688
Compagnie de Financement Foncier, 144A, 2.125%, 4/22/2013	3,335,000	3,363,378
Covidien International Finance SA, 1.875%, 6/15/2013	3,000,000	3,035,925
Credit Suisse AG, 3.45%, 7/2/2012	3,000,000	3,110,505
DnB NOR Boligkreditt, 144A, 2.1%, 10/14/2015	3,000,000	2,852,991
General Electric Capital Corp.:
5.25%, 2/21/2012	3,000,000	3,126,102
Series A, 6.0%, 6/15/2012	1,000,000	1,069,009
Glaxosmithkline Finance PLC, 4.85%, 5/15/2013	3,000,000	3,257,391
Hartford Financial Services Group, Inc., 5.25%, 10/15/2011	2,900,000	2,985,521
HSBC Finance Corp., 7.0%, 5/15/2012	3,000,000	3,218,835
Hyundai Capital America, 144A, 3.75%, 4/6/2016	1,480,000	1,453,546
KeyCorp, Series H, 6.5%, 5/14/2013	3,000,000	3,257,145
Lincoln National Corp., 6.2%, 12/15/2011	3,000,000	3,142,122
Manulife Financial Corp., 3.4%, 9/17/2015	4,000,000	3,918,120
MetLife, Inc., 5.375%, 12/15/2012	3,590,000	3,844,265
New York Life Global Funding, 144A, 4.65%, 5/9/2013	3,000,000	3,226,122
Nordea Bank AB, 144A, 1.75%, 10/4/2013	3,655,000	3,636,955
PACCAR Financial Corp., 0.716%**, 4/5/2013	3,000,000	2,999,331
Principal Financial Group, Inc., 0.466%**, 11/8/2013	3,000,000	2,965,959
Principal Life Global Funding I, 144A, 5.25%, 1/15/2013	2,500,000	2,656,840
Prudential Financial, Inc., Series D, 5.8%, 6/15/2012	3,000,000	3,175,134
Santander Financial Issuances Ltd., 6.375%, 2/15/2011	1,400,000	1,406,982
SunTrust Bank, 6.375%, 4/1/2011	2,000,000	2,025,206
Telecom Italia Capital SA, 4.95%, 9/30/2014	1,800,000	1,844,177
The Goldman Sachs Group, Inc., 4.75%, 7/15/2013	3,500,000	3,728,459
		102,641,694
Health Care 0.1%
Laboratory Corp. of America Holdings, 3.125%, 5/15/2016	930,000	919,121
Information Technology 0.5%
eBay, Inc., 0.875%, 10/15/2013	786,000	778,147
Xerox Corp., 6.875%, 8/15/2011	3,000,000	3,102,960
		3,881,107
Materials 1.9%
ArcelorMittal, 9.0%, 2/15/2015	2,000,000	2,380,418
Dow Chemical Co.:
2.5%, 2/15/2016	2,300,000	2,209,035
4.85%, 8/15/2012	2,000,000	2,108,358
Eastman Chemical Co., 3.0%, 12/15/2015	3,330,000	3,289,217
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 4/1/2015	3,000,000	3,161,250
Potash Corp. of Saskatchewan, Inc., 7.75%, 5/31/2011	3,000,000	3,086,595
		16,234,873
Telecommunication Services 1.1%
Telefonica Emisiones SAU:
5.984%, 6/20/2011	3,000,000	3,066,528
6.421%, 6/20/2016	3,000,000	3,278,976
Verizon New Jersey, Inc., Series A, 5.875%, 1/17/2012	3,000,000	3,141,423
		9,486,927
Utilities 1.3%
Duke Energy Carolinas LLC, 6.25%, 1/15/2012	3,700,000	3,906,057
Korea Electric Power Corp., 144A, 3.0%, 10/5/2015	2,400,000	2,338,642
Korea Hydro & Nuclear Power Co. Ltd., 144A, 3.125%, 9/16/2015	1,020,000	988,847
New York State Electric & Gas Corp., 5.5%, 11/15/2012	1,600,000	1,692,165
NextEra Energy Capital Holdings, Inc., 5.625%, 9/1/2011	2,465,000	2,540,625
		11,466,336
Total Corporate Bonds (Cost $173,554,735)		173,685,474

Asset-Backed 4.2%
Automobile Receivables 1.7%
AmeriCredit Automobile Receivables Trust, "A3", Series 2010-2, 1.71%, 8/8/2014	1,000,000	1,009,625
BMW Vehicle Owner Trust, "A2", Series 2010-A, 0.68%, 9/25/2012	1,737,587	1,739,069
Carmax Auto Owner Trust, "A3", Series 2010-3, 0.99%, 2/17/2015	2,376,000	2,361,761
CPS Auto Trust, "A4", Series 2007-B, 144A, 5.6%, 1/15/2014	2,132,271	2,188,979
Ford Credit Auto Owner Trust, "A3", Series 2010-A, 1.32%, 6/15/2014	1,667,000	1,678,965
Triad Auto Receivables Owner Trust, "A4", Series 2007-A, 0.322%**, 2/12/2014	2,065,798	2,045,327
Volkswagen Auto Lease Trust, "A2", Series 2010-A, 0.77%, 1/22/2013	3,243,000	3,244,074
		14,267,800
Credit Card Receivables 2.5%
Capital One Multi-Asset Execution Trust, "A6", Series 2005-A6, 0.339%**, 7/15/2015	5,000,000	4,966,453
Citibank Omni Master Trust:
"A8", Series 2009-A8, 144A, 2.36%**, 5/16/2016	5,000,000	5,061,965
"A17", Series 2009-A17, 144A, 4.9%, 11/15/2018	1,895,000	2,017,983
"A13", Series 2009-A13, 144A, 5.35%, 8/15/2018	2,105,000	2,282,277
Discover Card Master Trust, "A", Series 2009-A2, 1.56%**, 2/17/2015	3,000,000	3,044,963
GE Capital Credit Card Master Note Trust, "A", Series 2010-3, 2.21%, 6/15/2016	3,000,000	3,050,449
MBNA Credit Card Master Note Trust, "C1", Series 2006-C1, 0.68%**, 7/15/2015	1,500,000	1,459,066
		21,883,156
Total Asset-Backed (Cost $36,205,404)		36,150,956

Commercial Mortgage-Backed Securities 0.9%
CS First Boston Mortgage Securities Corp., "A6", Series 2004-C4, 4.691%, 10/15/2039	5,000,000	5,238,330
Merrill Lynch Mortgage Trust, "A5", Series 2004-BPC1, 4.855%, 10/12/2041	2,000,000	2,105,841
Total Commercial Mortgage-Backed Securities (Cost $7,492,461)		7,344,171

Collateralized Mortgage Obligations 7.1%
Countrywide Alternative Loan Trust, "1A5", Series 2003-J1, 5.25%, 10/25/2033	146,631	145,373
Federal Home Loan Mortgage Corp.:
"FY", Series 3487, 0.91%**, 6/15/2037	3,319,011	3,336,719
"EF", Series 2617, 0.96%**, 5/15/2020	966,500	980,546
"DA", Series 3598, 2.75%, 11/15/2014	3,480,035	3,515,532
"MA", Series 2603, 4.5%, 6/15/2021	238,355	238,265
"NA", Series 3087, 4.5%, 8/15/2031	10,749,112	11,086,734
"BC", Series 2558, 5.0%, 4/15/2017	1,554,945	1,591,880
"PC", Series 2929, 5.0%, 1/15/2028	1,329,858	1,331,025
"NB", Series 2984, 5.5%, 11/15/2027	4,731,246	4,736,187
"QD", Series 3215, 6.0%, 5/15/2029	629,308	628,409
"PY", Series 3217, 6.0%, 7/15/2029	1,536,320	1,535,745
Federal National Mortgage Association:
"FC", Series 2001-25, 1.061%**, 6/25/2031	1,530,000	1,571,597
"FB", Series 1996-44, 1.081%**, 9/25/2023	319,797	324,058
"A", Series 2004-5, 4.0%, 11/25/2016	5,463,418	5,576,418
"QD", Series 2005-20, 5.0%, 3/25/2028	9,968,841	10,116,123
"NA", Series 2005-33, 5.0%, 11/25/2022	3,874,284	3,955,820
Government National Mortgage Association:
"TH", Series 2010-69, 5.0%, 6/20/2038	8,163,319	8,347,929
"VE", Series 2006-53, 5.5%, 7/20/2017	960,226	981,859
Structured Asset Securities Corp., "A3", Series 2004-5H, 5.5%, 12/25/2033	562,967	561,945
Total Collateralized Mortgage Obligations (Cost $61,087,952)		60,562,164

Government & Agency Obligations 57.0%
Other Government Related (a) 6.3%
Arbejdernes Landsbank, 144A, 0.839%**, 7/9/2013	3,000,000	3,024,759
Australia & New Zealand Banking Group Ltd., 144A, 0.584%**, 6/18/2012	500,000	500,712
BRFkredit AS, 144A, 0.539%**, 4/15/2013	2,500,000	2,499,397
Citigroup Funding, Inc., FDIC Guaranteed, 2.25%, 12/10/2012	8,000,000	8,228,904
Danske Bank AS, 144A, 0.634%**, 5/24/2012	1,930,000	1,926,252
Dexia Credit Local, 144A, 0.539%**, 1/12/2012	3,000,000	2,987,799
FIH Erhvervsbank AS, 144A, 0.672%**, 6/13/2013	3,000,000	2,996,979
General Electric Capital Corp., FDIC Guaranteed, 2.125%, 12/21/2012	15,000,000	15,411,540
International Bank for Reconstruction & Development, 5.25%, 4/9/2025	3,000,000	2,942,700
Japan Finance Corp., 1.5%, 7/6/2012	3,500,000	3,531,507
Kreditanstalt fuer Wiederaufbau, 1.25%, 6/15/2012	3,000,000	3,025,488
Lloyds TSB Bank PLC, 144A, 1.29%**, 4/2/2012	600,000	605,938
Suncorp Group Ltd.:
0.519%**, 10/19/2012	1,650,000	1,649,993
144A, 1.789%**, 7/16/2012	1,370,000	1,398,266
Westpac Banking Corp., Series G, 144A, 0.492%**, 12/14/2012	3,000,000	3,000,876
		53,731,110
Sovereign Bonds 1.2%
Province of British Columbia, 2.85%, 6/15/2015	2,755,000	2,836,190
Province of Nova Scotia, 7.25%, 7/27/2013	3,000,000	3,444,468
Province of Ontario, 0.434%**, 11/19/2012	4,100,000	4,102,894
		10,383,552
US Government Sponsored Agencies 6.1%
Federal Farm Credit Bank, 1.375%, 6/25/2013	4,000,000	4,052,116
Federal Home Loan Bank:
0.875%, 12/27/2013	5,000,000	4,956,150
1.875%, 6/21/2013	2,095,000	2,143,826
2.052%**, 12/16/2025	2,000,000	1,938,000
2.5%, 12/30/2015	5,000,000	4,983,300
Federal Home Loan Mortgage Corp.:
0.375%, 11/30/2012	2,500,000	2,485,118
0.625%, 12/28/2012	10,000,000	9,981,790
1.125%, 7/27/2012	2,420,000	2,441,797
Federal National Mortgage Association:
0.375%, 12/28/2012	5,000,000	4,968,265
0.75%, 12/18/2013	5,000,000	4,944,150
1.0%, 9/23/2013	3,500,000	3,494,704
1.125%, 7/30/2012	2,380,000	2,400,811
1.25%, 6/22/2012	3,000,000	3,031,374
		51,821,401
US Treasury Obligations 43.4%
US Treasury Bills:
0.111%***, 4/7/2011 (b)	20,000,000	19,994,053
0.13%***, 3/17/2011 (b) (c)	5,236,000	5,234,832
0.134%***, 3/10/2011 (b)	10,000,000	9,997,459
0.135%***, 3/17/2011 (c)	776,000	775,827
0.137%***, 3/24/2011 (b)	20,000,000	19,992,617
0.144%***, 4/14/2011 (b)	10,000,000	9,995,866
0.147%***, 3/10/2011 (b)	3,500,000	3,499,045
0.155%***, 4/7/2011	20,000,000	19,992,840
0.156%***, 3/31/2011	15,000,000	14,994,197
0.168%***, 4/14/2011 (b)	5,000,000	4,997,611
0.18%***, 3/10/2011 (b)	2,000,000	1,999,318
0.191%***, 7/28/2011	10,000,000	9,988,964
0.204%***, 7/28/2011	20,000,000	19,974,665
0.245%***, 6/30/2011 (b)	30,300,000	30,272,276
0.402%***, 4/7/2011 (b)	13,480,000	13,475,174
US Treasury Notes:
0.375%, 8/31/2012	23,500,000	23,457,771
0.5%, 11/30/2012 (d)	26,000,000	25,966,486
0.5%, 10/15/2013	15,000,000	14,832,420
0.5%, 11/15/2013	10,000,000	9,871,090
0.625%, 6/30/2012	29,800,000	29,888,506
0.75%, 8/15/2013 (d)	19,000,000	18,961,411
0.875%, 4/30/2011	10,000,000	10,022,660
1.25%, 8/31/2015	3,000,000	2,917,734
1.25%, 9/30/2015	5,000,000	4,851,170
1.375%, 11/30/2015 (d)	5,000,000	4,858,985
4.875%, 7/31/2011	30,000,000	30,803,910
5.125%, 6/30/2011	9,000,000	9,218,322
		370,835,209
Total Government & Agency Obligations (Cost $486,959,610)		486,771,272

Loan Participations and Assignments 1.0%
Senior Loans**
Advantage Sales & Marketing, Inc., Term Loan B, 5.25%, 12/14/2017	1,500,000	1,506,570
Avaya, Inc., Term Loan, 3.034%, 10/24/2014	1,000,000	951,000
Big West Oil LLC, Term Loan, 12.0%, 7/23/2015	750,000	761,250
Earthbound Farm Holdings III LLC, Term Loan B, 7.25%, 12/28/2016	500,000	504,690
Harbor Freight Tools USA, Inc., First Lien Term Loan, 6.5%, 12/22/2017	2,000,000	2,000,410
Language Line LLC, Second Lien Term Loan, 10.5%, 12/16/2016	400,000	409,334
Remy International, Inc., Term Loan B, 6.25%, 12/16/2016	500,000	503,750
Swift Transportation Co., Inc., Term Loan B, 6.0%, 12/16/2016	1,000,000	1,005,000
Syniverse Technologies, Inc., Term Loan B, 5.25%, 12/21/2017	500,000	506,408
Total Loan Participations and Assignments (Cost $8,042,759)		8,148,412

Municipal Bonds and Notes 0.7%
California, State Department of Water Resources, Power Supply Revenue, Series M, 5.0%, 5/1/2015	1,165,000	1,307,549
Dallas, TX, Waterworks & Sewer Systems Revenue, Prerefunded, 5.375%, 10/1/2013	235,000	258,173
Houston, TX, Public Improvement, Series A, 5.0%, 3/1/2015	675,000	758,228
Kentucky, State Property & Buildings Commission Revenues, Series A, 5.0%, 11/1/2014	1,260,000	1,399,180
Pennsylvania, State General Obligation, 5.25%, 2/1/2014, INS: NATL	740,000	829,917
Virginia, College Building Authority, Educational Facilities Revenue, 21st Century College, Series B, 5.0%, 2/1/2014	1,095,000	1,217,684
Total Municipal Bonds and Notes (Cost $5,829,745)		5,770,731

	Shares	Value ($)

Exchange-Traded Fund 0.8%
SPDR Gold Trust* (Cost $5,603,000)	46,948	6,512,627

Securities Lending Collateral 5.0%
Daily Assets Fund Institutional, 0.27% (e) (f) (Cost $42,487,563)	42,487,563	42,487,563

Cash Equivalents 3.5%
Central Cash Management Fund, 0.19% (e) (Cost $30,293,428)	30,293,428	30,293,428

	% of Net Assets	Value ($)

Total Consolidated Investment Portfolio (Cost $857,556,657)+	100.5	857,726,798
Other Assets and Liabilities, Net	(0.5)	(3,897,014)
Net Assets	100.0	853,829,784

* Non-income producing security.

** These securities are shown at their current rate as of December 31, 2010. Floating rate securities' yields vary with a designated market index or market rate, such as the coupon equivalent of the US Treasury bill rate.

*** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $857,556,668. At December 31, 2010, net unrealized appreciation for all securities based on tax cost was $170,130. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,952,669 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,782,539.

(a) Government-backed debt issued by financial companies or government sponsored enterprises.

(b) At December 31, 2010, this security has been pledged, in whole or in part, as collateral for open swap contracts.

(c) At December 31, 2010, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2010 amounted to $41,604,885, which is 4.9% of net assets.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGMC: Assured Guaranty Municipal Corp.

FDIC: Federal Deposit Insurance Corp.

INS: Insured

LIBOR: London InterBank Offered Rate

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

SPDR: Standard & Poor's Depositary Receipt

At December 31, 2010, the Fund had unfunded loan commitments of $495,000, which could be extended at the option of the borrower, pursuant to the following loan agreement:
Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation ($)
Bentley Systems, Inc., Term Loan B, 12/21/2016	495,000	504,375	9,375

At December 31, 2010, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
2 Year US Treasury Note	USD	3/31/2011	120	26,268,750	51,096
Brent Crude Oil	USD	6/15/2011	100	9,515,000	546,600
WTI Crude Oil	USD	1/20/2011	100	9,138,000	415,600
Total unrealized appreciation					1,013,296

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
5 Year US Treasury Note	USD	3/31/2011	720	84,757,500	(417,759)
Brent Crude Oil	USD	1/14/2011	100	9,475,000	(523,890)
WTI Crude Oil	USD	6/21/2011	100	9,406,000	(576,460)
Total unrealized depreciation					(1,518,109)

At December 31, 2010, open commodity-linked swap contracts were as follows:
Expiration Date	Notional Amount ($)		Fixed Fee Paid by the Fund	Pay/Receive Return of the Reference Index	Value ($) (g)
Long Positions
1/25/2011	237,961,000	1	0.15%	Barclays Commodity Currency Index	6,376,153
1/25/2011	209,089,900	1	0.15%	Barclays Commodity Strategy 1494 Index	5,931,510
1/25/2011	95,175,800	2	0.12%	Citi Cubes Dow Jones — UBS Weighted Index	3,864,943
1/25/2011	2,098,000	1	0.16%	Dow Jones — UBS Commodity Aluminum Subindex	106,460
1/25/2011	96,019,600	3	0.09%	Dow Jones — UBS Commodity Index	4,274,606
1/25/2011	32,606,700	4	0.15%	Dow Jones — UBS Commodity Index	1,450,622
1/25/2011	1,146,000	1	0.16%	Dow Jones — UBS Crude Oil Subindex	35,662
1/25/2011	685,000	1	0.16%	Dow Jones — UBS Heating Oil Subindex	17,591
1/25/2011	405,000	1	0.16%	Dow Jones — UBS Wheat Subindex	16,418
1/25/2011	120,024,500	3	0.50%	Goldman Dow Jones — UBS Commodity Excess Return E95 Strategy	5,177,681
1/25/2011	197,659,500	5	0.14%	Merrill Lynch Dow Jones — UBS Pre-Roll	8,794,554
1/25/2011	158,127,600	5	0.10%	Merrill Lynch Dow Jones — UBS Pre-Roll	7,038,763
1/25/2011	265,688,440	6	0.092%	UBS Basket	6,856,474
Short Positions
1/25/2011	158,127,600	5	0.00%	Dow Jones — UBS Commodity Index 3 Month Forward	(7,267,886)
1/25/2011	96,019,600	3	0.01%	Dow Jones — UBS Commodity Index 3 Month Forward	(4,413,741)
1/25/2011	9,316,200	4	0.10%	Dow Jones — UBS Commodity Index 3 Month Forward	(428,651)
1/25/2011	790,000	1	0.09%	Dow Jones — UBS Corn Subindex	(56,197)
1/25/2011	3,540,000	1	0.09%	Dow Jones- — UBS Gold Subindex	(43,264)
Total					37,731,698

(g) There are no upfront payments on the commodity-linked swaps listed above, therefore unrealized appreciation (depreciation) is equal to their value.

Counterparties:

1 Barclays Bank PLC

2 Citigroup, Inc.

3 The Goldman Sachs & Co.

4 Morgan Stanley

5 Merrill Lynch & Co., Inc.

6 UBS AG

For information on the Fund's policy and additional disclosures regarding commodity-linked swap contracts and futures contracts, please refer to Note B in the accompanying Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (h)
Corporate Bonds	$—	$173,685,474	$—	$173,685,474
Asset-Backed	—	36,150,956	—	36,150,956
Commercial Mortgage- Backed Security	—	7,344,171	—	7,344,171
Collateralized Mortgage Obligations	—	60,562,164	—	60,562,164
Government & Agency Obligations	—	298,643,828	2,942,700	301,586,528
Loan Participations and Assignments	—	8,148,412	—	8,148,412
Municipal Bonds and Notes	—	5,770,731	—	5,770,731
Exchange-Traded Fund	6,512,627	—	—	6,512,627
Short-Term Investments (h)	72,780,991	185,184,744	—	257,965,735
Unfunded Loan Commitments	—	9,375	—	9,375
Derivatives (i)	—	49,941,437	—	49,941,437
Total	$79,293,618	$825,441,292	$2,942,700	$907,677,610

Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (i)	$(504,813)	$(12,209,739)	$—	$(12,714,552)
Total	$(504,813)	$(12,209,739)	$—	$(12,714,552)

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the period ended December 31, 2010.

(h) See Consolidated Investment Portfolio for additional detailed categorizations.

(i) Derivatives include unrealized appreciation (depreciation) on open commodity-linked swap contracts and futures contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Government & Agency Obligations	Other Receivable (j)
Balance as of June 30, 2010	$2,100,000	$2,848,480
Net realized gain (loss)	—	(11,262,360)
Change in unrealized appreciation (depreciation)	(57,300)	11,525,380
Amortization premium/ discount	—	—
Net purchases (sales)	900,000	(3,111,500)
Transfers into Level 3	—	—
Transfers (out) of Level 3	—	—
Balance as of December 31, 2010	$2,942,700	$—
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2010	$(57,300)	$—

Transfers between price levels are recognized at the beginning of the reporting period.

(j) Other receivable represented the fair value of the pending sale of a commodities-linked structured note for which Lehman Brothers is the counterparty.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities
as of December 31, 2010 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $784,775,666) — including $41,604,885 of securities loaned	$784,945,807
Investment in Daily Assets Fund Institutional (cost $42,487,563)*	42,487,563
Investment in Central Cash Management Fund, at value (cost $30,293,428)	30,293,428
Total investments, at value (cost $857,556,657)	857,726,798
Cash	915,507
Deposits with broker for open futures contracts	139,150
Foreign currency, at value (cost $18,967)	20,779
Receivable for Fund shares sold	5,626,213
Interest receivable	2,971,355
Unrealized appreciation on open swap contracts	49,941,437
Unrealized appreciation on unfunded loan commitments	9,375
Other assets	60,522
Total assets	917,411,136
Liabilities
Payable upon return of securities loaned	42,487,563
Payable for investments purchased	5,892,366
Payable for Fund shares redeemed	1,269,280
Unrealized depreciation on open swap contracts	12,209,739
Payable for daily variation margin on open futures contracts	331,276
Accrued management fee	615,807
Other accrued expenses and payables	775,321
Total liabilities	63,581,352
Net assets, at value	$853,829,784

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the consolidated financial statements.
Consolidated Statement of Assets and Liabilities as of December 31, 2010 (Unaudited) (continued)
Net Assets Consist of
Net investment loss	(1,362,239)
Net unrealized appreciation (depreciation) on: Investments	170,141
Futures	(504,813)
Swap contracts	37,731,698
Foreign currency	1,812
Unfunded loan commitments	9,375
Accumulated net realized gain (loss)	(48,700,403)
Paid-in capital	866,484,213
Net assets, at value	$853,829,784
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($297,693,255 ÷ 68,231,059 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$4.36
Maximum offering price per share (100 ÷ 94.25 of $4.36)	$4.63
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($8,955,677 ÷ 2,208,530 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$4.06
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($67,291,291 ÷ 16,596,396 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$4.05
Class S Net Asset Value, offering and redemption price(a) per share ($186,009,801 ÷ 42,243,678 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$4.40
Class M Net Asset Value, offering and redemption price(b) per share ($72,493,913 ÷ 16,471,197 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$4.40
Institutional Class Net Asset Value, offering and redemption price(a) per share ($221,385,847 ÷ 50,172,341 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$4.41

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

(b) Redemption price per share for shares held less than six months is equal to net asset value less a 0.5% redemption fee.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Operations
for the six months ended December 31, 2010 (Unaudited)
Investment Income
Income: Interest	$3,146,211
Income distributions — Central Cash Management Fund	46,394
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	26,531
Total income	3,219,136
Expenses: Management fee	2,766,785
Administrative service fees	294,140
Services to shareholders	371,815
Custodian fee	29,210
Distribution service fees	514,768
Professional fees	93,035
Trustees' fees and expenses	7,291
Reports to shareholders	86,604
Registration fees	36,468
Other	33,122
Total expenses before expense reductions	4,233,238
Expense reductions	(4,123)
Total expenses after expense reductions	4,229,115
Net investment income (loss)	(1,009,979)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,541,056
Other receivable	(11,262,360)
Futures	653,741
Swap contracts	114,199,690
Foreign currency	521
105,132,648
Change in net unrealized appreciation (depreciation) on: Investments	(5,039,411)
Other receivable	11,525,380
Futures	(504,813)
Swap contracts	36,817,565
Foreign currency	2,716
Unfunded loan commitments	9,375
42,810,812
Net gain (loss)	147,943,460
Net increase (decrease) in net assets resulting from operations	$146,933,481

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended December 31, 2010 (Unaudited)	Year Ended June 30, 2010
Operations: Net investment income (loss)	$(1,009,979)	$(1,845,464)
Net realized gain (loss)	105,132,648	(45,289,833)
Change in net unrealized appreciation (depreciation)	42,810,812	62,801,985
Net increase (decrease) in net assets resulting from operations	146,933,481	15,666,688
Distributions to shareholders from: Net investment income: Class A	—	(1,155,247)
Class B	—	(1,713)
Class C	—	(5,678)
Class S	—	(620,422)
Institutional Class	—	(819,587)
Total distributions	—	(2,602,647)
Fund share transactions: Proceeds from shares sold	332,017,155	245,606,826
Net assets acquired in tax-free reorganization	139,018,702	—
Reinvestment of distributions	—	2,068,103
Cost of shares redeemed	(151,518,462)	(118,927,022)
Redemption fees	366,712	3,871
Net increase (decrease) in net assets from Fund share transactions	319,884,107	128,751,778
Increase (decrease) in net assets	466,817,588	141,815,819
Net assets at beginning of period	387,012,196	245,196,377
Net assets at end of period (including net investment loss and undistributed net investment income of $1,362,239 and $0, respectively)	$853,829,784	$387,012,196

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Highlights
Class A Years Ended June 30,	2010	a	2010		2009		2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$3.44		$3.22		$19.06		$13.13		$12.56		$10.37
Income (loss) from investment operations: Net investment income (loss)b	(.01)		(.02)		(.02)		(.08)		.02		.11
Net realized and unrealized gain (loss)	.93		.27		(10.54)		6.01		.83		2.20
Total from investment operations	.92		.25		(10.56)		5.93		.85		2.31
Less distributions from: Net investment income	—		(.03)		—		—		(.06)		(.02)
Net realized gains	—		—		(5.28)		—		(.22)		(.10)
Total distributions	—		(.03)		(5.28)		—		(.28)		(.12)
Redemption fees	.00	***	.00	***	.00	***	.00	***	.00	***	.00	***
Net asset value, end of period	$4.36		$3.44		$3.22		$19.06		$13.13		$12.56
Total Return (%)c	26.74	**	7.33	d	(51.43	)d	45.16	d	6.95	d	22.24	d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	298		153		123		372		211		166
Ratio of expenses before expense reductions (%)	1.53	*	1.66		1.79		1.62		1.74		2.21
Ratio of expenses after expense reductions (%)	1.53	*	1.58		1.51		1.50		1.51		1.55
Ratio of net investment income (loss) (%)	(.39	)*	(.60)		(.25)		(.49)		.21		.91
Portfolio turnover rate (%)	52	**	189		113		145		117		80
a For the six months ended December 31, 2010 (Unaudited).
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended June 30,	2010	a	2010		2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$3.21		$3.01		$18.71	$12.98	$12.45	$10.34
Income (loss) from investment operations: Net investment income (loss)b	(.02)		(.04)		(.05)	(.19)	(.06)	.02
Net realized and unrealized gain (loss)	.87		.24		(10.37)	5.92	.81	2.19
Total from investment operations	.85		.20		(10.42)	5.73	.75	2.21
Less distributions from: Net investment income	—		(.00	)***	—	—	—	—
Net realized gains	—		—		(5.28)	—	(.22)	(.10)
Total distributions	—		(.00	)***	(5.28)	—	(.22)	(.10)
Redemption fees	.00	***	.00	***	.00 ***	.00 ***	.00 ***	.00 ***
Net asset value, end of period	$4.06		$3.21		$3.01	$18.71	$12.98	$12.45
Total Return (%)c,d	26.48	**	6.66		(51.85)	44.14	6.12	21.40
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9		8		9	25	17	16
Ratio of expenses before expense reductions (%)	2.45	*	2.48		2.65	2.41	2.52	2.93
Ratio of expenses after expense reductions (%)	2.35	*	2.33		2.26	2.25	2.26	2.29
Ratio of net investment income (loss) (%)	(1.21	)*	(1.35)		(1.00)	(1.24)	(.54)	.17
Portfolio turnover rate (%)	52	**	189		113	145	117	80
a For the six months ended December 31, 2010 (Unaudited).
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended June 30,	2010	a	2010		2009		2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$3.21		$3.01		$18.71		$12.98		$12.45		$10.34
Income (loss) from investment operations: Net investment income (loss)b	(.02)		(.04)		(.05)		(.19)		(.06)		.02
Net realized and unrealized gain (loss)	.86		.24		(10.37)		5.92		.81		2.19
Total from investment operations	.84		.20		(10.42)		5.73		.75		2.21
Less distributions from: Net investment income	—		(.00	)***	—		—		—		—
Net realized gains	—		—		(5.28)		—		(.22)		(.10)
Total distributions	—		(.00	)***	(5.28)		—		(.22)		(.10)
Redemption fees	.00	***	.00	***	.00	***	.00	***	.00	***	.00	***
Net asset value, end of period	$4.05		$3.21		$3.01		$18.71		$12.98		$12.45
Total Return (%)c	26.17	**	6.66	d	(51.85	)d	44.14	d	6.12	d	21.40	d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	67		34		28		86		52		48
Ratio of expenses before expense reductions (%)	2.33	*	2.44		2.57		2.35		2.47		2.94
Ratio of expenses after expense reductions (%)	2.33	*	2.33		2.26		2.25		2.26		2.30
Ratio of net investment income (loss) (%)	(1.18	)*	(1.35)		(1.00)		(1.24)		(.54)		.16
Portfolio turnover rate (%)	52	**	189		113		145		117		80
a For the six months ended December 31, 2010 (Unaudited).
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended June 30,	2010	a	2010		2009		2008		2007		2006
Selected Per Share Data
Net asset value, beginning of period	$3.47		$3.25		$19.09		$13.13		$12.57		$10.37
Income (loss) from investment operations: Net investment income (loss)b	(.00	)***	(.01)		(.00	)***	(.05)		.04		.13
Net realized and unrealized gain (loss)	.93		.26		(10.56)		6.02		.82		2.21
Total from investment operations	.93		.25		(10.56)		5.97		.86		2.34
Less distributions from: Net investment income	—		(.03)		—		(.01)		(.08)		(.04)
Net realized gains	—		—		(5.28)		—		(.22)		(.10)
Total distributions	—		(.03)		(5.28)		(.01)		(.30)		(.14)
Redemption fees	.00	***	.00	***	.00	***	.00	***	.00	***	.00	***
Net asset value, end of period	$4.40		$3.47		$3.25		$19.09		$13.13		$12.57
Total Return (%)	26.80	**	7.81	c	(51.43	)c	45.50	c	7.12	c	22.50	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	186		65		40		34		14		10
Ratio of expenses before expense reductions (%)	1.28	*	1.40		1.62		1.48		1.57		2.06
Ratio of expenses after expense reductions (%)	1.28	*	1.38		1.31		1.32		1.36		1.39
Ratio of net investment income (loss) (%)	(.14	)*	(.40)		(.05)		(.31)		.36		1.07
Portfolio turnover rate (%)	52	**	189		113		145		117		80
a For the six months ended December 31, 2010 (Unaudited).
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class M	2010	a
Selected Per Share Data
Net asset value, beginning of period	$3.57
Income (loss) from investment operations: Net investment income (loss)b	(.00	)***
Net realized and unrealized gain (loss)	.83
Total from investment operations	.83
Redemption fees	.00	***
Net asset value, end of period	$4.40
Total Return (%)	23.25	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	72
Ratio of expenses (%)	1.32	*
Ratio of net investment income (loss) (%)	(.26	)*
Portfolio turnover rate (%)	52	**
a For the period from August 20, 2010 (commencement of operations of Class M) to December 31, 2010 (Unaudited).
b Based on average shares outstanding during the period.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended June 30,	2010	a	2010		2009		2008	2007		2006
Selected Per Share Data
Net asset value, beginning of period	$3.47		$3.25		$19.08		$13.12	$12.56		$10.37
Income (loss) from investment operations: Net investment income (loss)b	(.00	)***	(.01)		.01		(.04)	.05		.14
Net realized and unrealized gain (loss)	.94		.27		(10.56)		6.03	.82		2.20
Total from investment operations	.94		.26		(10.55)		5.99	.87		2.34
Less distributions from: Net investment income	—		(.04)		—		(.03)	(.09)		(.05)
Net realized gains	—		—		(5.28)		—	(.22)		(.10)
Total distributions	—		(.04)		(5.28)		(.03)	(.31)		(.15)
Redemption fees	.00	***	.00	***	.00	***	.00 ***	.00	***	.00	***
Net asset value, end of period	$4.41		$3.47		$3.25		$19.08	$13.12		$12.56
Total Return (%)	27.09	**	7.87	c	(51.41	)c	45.68	7.25	c	22.52	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	221		127		46		72	12		10
Ratio of expenses before expense reductions (%)	1.15	*	1.21		1.33		1.22	1.36		1.69
Ratio of expenses after expense reductions (%)	1.15	*	1.20		1.26		1.22	1.26		1.28
Ratio of net investment income (loss) (%)	(.00	)*,****	(.23)		.00	****	(.21)	.46		1.18
Portfolio turnover rate (%)	52	**	189		113		145	117		80
a For the six months ended December 31, 2010 (Unaudited).
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.
**** Amount is less than .005%.

Notes to Consolidated Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Enhanced Commodity Strategy Fund (the "Fund'') is a series of DWS Institutional Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act''), as an open-end, non-diversified management investment company organized as a Massachusetts Business Trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Class M shares are only available as Merger shares in connection with the merger of DWS Enhanced Commodity Strategy Fund, Inc. into DWS Enhanced Commodity Strategy Fund. Class M shares will convert into Class S shares after one year following the merger (see Note I).

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.

Principles of Consolidation. The Fund invests indirectly in commodities markets through a wholly owned subsidiary, DWS Cayman Commodity II, Ltd., organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary may invest in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of December 31, 2010, the Fund's investment in the Subsidiary was $174,596,919, representing 20.4% of the Fund's net assets. The Fund's Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary.

The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Exchange traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Consolidated Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

At June 30, 2010, the Fund had a net tax basis capital loss carryforward of approximately $143,787,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2017 ($70,585,000) and June 30, 2018 ($73,202,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2009 through June 30, 2010, the Fund incurred approximately $8,991,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended June 30, 2011.

The Fund has reviewed the tax positions for the open tax years as of June 30, 2010 and has determined that no provision for income tax is required in the Fund's consolidated financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders semiannually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and investments in futures and swap contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on Class A, B, C, S and Institutional shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. In addition, the Fund imposes a redemption fee of 0.5% of the total redemption amount on Class M shares redeemed or exchanged prior to February 23, 2011. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Derivative Instruments

Commodity-Linked Swap Contracts. Commodity-linked swaps involve commitments to pay interest in exchange for a commodity-linked return based on a notional amount. For the six months ended December 31, 2010, the Fund entered into commodity-linked swap transactions to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. To the extent the return of the reference commodity or commodity index underlying the commodity-linked swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of underlying reference commodity or commodity index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. An upfront payment made by the Fund is recorded as an asset in the Consolidated Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability in the Consolidated Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Consolidated Statement of Operations.

A summary of the open commodity-linked swap contracts as of December 31, 2010 is included in a table following the Fund's Consolidated Investment Portfolio. For the six months ended December 31, 2010, the investment in long commodity-linked swap contracts had a total notional amount generally indicative of a range from approximately $561,285,000 to $1,416,687,000 and the investment in short commodity-linked swap contracts had a total notional value generally indicative of a range from approximately $25,391,000 to $267,793,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended December 31, 2010, the Fund entered into futures contracts to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities and to gain exposure to different parts of the yield curve while managing overall duration.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2010 is included in the table following the Fund's Consolidated Investment Portfolio. For the six months ended December 31, 2010, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $44,922,000 and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $103,639,000.

The following tables summarized the value of the Fund's derivative instruments held as of December 31, 2010 and the related location in the accompanying Consolidated Statement of Assets and Liabilities, presented by primary under risk exposure:
Asset Derivatives	Swap Contracts
Commodity Contracts (a)	$49,941,437

The above derivative is located in the following Consolidated Statement of Assets and Liabilities account:

(a) Unrealized appreciation on open swap contracts
Liability Derivatives	Futures Contracts	Swap Contracts	Total Value
Interest Rate Contracts (a)	$(366,663)	$—	$(366,663)
Commodity Contracts (a)	(138,150)	12,209,739	12,071,589
	$(504,813)	$12,209,739	$11,704,926

Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities account:

(a) Unrealized appreciation (depreciation) on futures and swap contracts. Liability of payable for variation margin on open futures contracts reflects unsettled variation margin

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended December 31, 2010 and the related location on the accompanying Consolidated Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$250,292	$—	$250,292
Commodity Contracts (a)	403,449	114,199,690	114,603,139
	$653,741	$114,199,690	$114,853,431

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a) Net realized gain (loss) from futures and swap contracts
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts	Swap Contracts	Total
Equity Contracts (a)	$(366,663)	$—	$(366,663)
Commodity Contracts (a)	(138,150)	36,817,565	36,679,415
	$(504,813)	$36,817,565	$36,312,752

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on futures and swap contracts

C. Purchases and Sales of Securities

During the six months ended December 31, 2010, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $164,810,290, and $62,994,354, respectively. Purchases and sales of US Treasury obligations aggregated $278,353,890 and $169,878,329, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.950%
Next $500 million of such net assets	.900%
Over $1 billion of such net assets	.850%

Accordingly, for the six months ended December 31, 2010, the fee pursuant to the investment management agreement was equivalent to an annualized effective rate of 0.94% of the Fund's average daily net assets.

For the period from July 1, 2010 through September 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.60%
Class B	2.35%
Class C	2.35%
Class S	1.40%
Institutional Class	1.35%

For the period from August 21, 2010 through August 22, 2011, the Advisor has contractually agreed to waive its fees and/or expenses of Class M shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.46%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended December 31, 2010, the Administration Fee was $294,140, of which $66,865 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended December 31, 2010, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at December 31, 2010
Class A	$94,793	$—	$57,533
Class B	8,113	4,123	3,812
Class C	27,041	—	16,548
Class S	25,887	—	10,100
Institutional Class	1,906	—	560
Class M	51,215	—	36,213
	$208,955	$4,123	$124,766

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended December 31, 2010, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at December 31, 2010
Class B	$31,715	$10,640
Class C	170,392	31,941
	$202,107	$42,581

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended December 31, 2010, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at December 31, 2010	Annualized Effective Rate
Class A	$245,376	$137,528	.23%
Class B	10,514	3,744	.25%
Class C	56,771	30,381	.25%
	$312,661	$171,653

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended December 31, 2010 aggregated $54,137.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended December 31, 2010, the CDSC for the Fund's Class B and C shares was $7,209 and $4,379, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended December 31, 2010, DIDI received $2,477 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended December 31, 2010, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under "reports to shareholders" aggregated $29,995, of which $16,202 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of the underlying money market funds. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Concentration of Ownership

From time to time the Fund may have a concentration of several shareholder accounts, including DWS Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholder accounts could have a material impact on the Fund. At December 31, 2010, DWS Alternative Asset Allocation Plus Fund held approximately 11% of the total shares outstanding of the Fund.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Investing in Commodities-Related Investments

The Fund invests in commodity-linked derivative instruments such as commodity-linked swaps, structured notes and futures contracts that are designed to provide exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. The commodities-linked derivatives instruments in which the Fund invests are more volatile than investments in equity and fixed income securities and may subject the Fund to special risks that do not apply to all derivatives transactions. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables based upon changes in the value of commodities or the commodities markets. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. Also, a liquid secondary market may not exist for the types of commodity-linked derivative instruments the Fund buys, which may make it difficult for the Fund to sell them at an acceptable price.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended December 31, 2010		Year Ended June 30, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	32,909,795	$127,311,382	21,878,739	$77,522,620
Class B	35,086	127,629	446,150	1,459,740
Class C	7,454,705	27,343,388	4,172,339	13,770,296
Class S	28,821,102	114,003,575	18,242,365	64,848,669
Institutional Class	15,563,631	63,231,181	24,577,299	88,005,501
		$332,017,155		$245,606,826
Shares issued in tax-free reorganization*
Class M	38,938,842	$139,018,702	—	$—
		$139,018,702		$—
Shares issued to shareholders in reinvestment of distributions
Class A	—	$—	272,041	$963,027
Class B	—	—	481	1,599
Class C	—	—	1,504	4,992
Class S	—	—	78,203	279,183
Institutional Class	—	—	229,496	819,302
		$—		$2,068,103
Shares redeemed
Class A	(9,151,446)	$(34,551,615)	(15,763,579)	$(55,584,855)
Class B	(390,733)	(1,368,205)	(746,433)	(2,472,089)
Class C	(1,299,388)	(4,585,484)	(3,081,191)	(10,165,887)
Class S	(5,297,651)	(20,494,502)	(11,901,191)	(42,724,580)
Class M	(22,467,645)	(82,439,522)	—	—
Institutional Class	(2,003,753)	(8,079,134)	(2,275,683)	(7,979,611)
		$(151,518,462)		$(118,927,022)
Redemption fees		$366,712		$3,871
Net increase (decrease)
Class A	23,758,349	$92,766,144	6,387,201	$22,902,207
Class B	(355,647)	(1,240,576)	(299,802)	(1,010,750)
Class C	6,155,317	22,758,987	1,092,652	3,609,479
Class S	23,523,451	93,511,003	6,419,377	22,405,163
Class M	16,471,197	56,935,485	—	—
Institutional Class	13,559,878	55,153,064	22,531,112	80,845,679
		$319,884,107		$128,751,778

* On August 20, 2010, DWS Enhanced Commodity Strategy Fund, Inc. was acquired by the Fund through a tax-free reorganization (see Note I).

I. Fund Merger

On August 20, 2010, the Fund acquired all of the net assets of DWS Enhanced Commodity Strategy Fund, Inc. pursuant to a plan of reorganization approved by Shareholders on May 4, 2010. The acquisition was accomplished by a tax-free exchange of 15,961,840 shares of DWS Enhanced Commodity Strategy Fund, Inc, for 38,938,842 shares of the Fund, outstanding on August 20, 2010. DWS Enhanced Commodity Strategy Fund, Inc. net assets at that date, $139,018,702, including $1,176,953, of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition was $437,879,875. The combined net assets of the Fund immediately following the acquisition was $576,898,577.

The financial statements reflect the operations of the Fund for the period prior to the acquisition and the combined fund for the period subsequent to the fund merger. Assuming the acquisition had been completed on July 1, 2010, the Fund's pro forma results of operations for the period ended December 31, 2010, are as follows:
Net investment income (loss)*	$(1,224,867)
Net unrealized and realized gain (loss)	$142,036,765
Net increase (decrease) in net assets resulting from operations	$140,811,898

* Net investment income (loss) includes $105,732 of pro forma eliminated expenses.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of DWS Enhanced Commodity Strategy Fund, Inc. that have been included in the Fund's Consolidated Statement of Operations since August 20, 2010.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2010.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2010, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for each of the one- and three-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 1st quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one- and three-year periods ended December 31, 2009. The Board observed that there were significant limitations to the usefulness of the comparative data provided by Lipper, noting that the applicable Lipper universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund. As a result, the Board gave increased weight to the Fund's performance relative to its benchmark than some of the additional comparative data.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds. With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Trustees also observed that the Lipper expense universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S and Class M:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SKNRX	SKBRX	SKCRX	SKSRX	SKIRX
CUSIP Number	23339C 503	23339C 602	23339C 701	23339C 800	23339C 404
Fund Number	485	685	785	2085	817

Privacy Statement
FACTS	What Does DWS Investments Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
• Social Security number
• Account balances
• Purchase and transaction history
• Bank account information
• Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons DWS Investments chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 621-1048 or e-mail us at dws-investments.info@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas, Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS Investments protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?
We collect your personal information, for example. When you:
• open an account
• give us your contact information
• provide bank account information for ACH or wire transactions
• tell us where to send money
• seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS Investments does not jointly market.

Rev. 09/2010

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)   The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)   There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Enhanced Commodity Strategy Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	March 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	March 1, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	March 1, 2011